Blackstone Long-Short Credit Income Fund

Portfolio of Investments
March 31, 2023 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS - 129.98%(a)
Aerospace & Defense - 4.34%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,558,949	$1,527,770
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,949,458	1,686,281
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	396,499	342,971
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	1,382,400	1,088,640
Peraton Corp., First Lien B Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/01/2028	1,015,290	1,004,716
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	855,175	853,892
Vertex Aerospace Corp., First Lien Term Loan, 1M US L + 3.50%, 12/06/2028	540,692	538,811
		7,043,081

Air Freight & Logistics - 1.08%
Kenan Advantage Group, Inc., The, First Lien U.S. B-1 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/24/2026	797,959	793,638
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	987,385	958,998
		1,752,636

Automobile Components - 1.62%
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	1,293,957	1,237,670
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/04/2028	1,419,719	1,395,534
		2,633,204

Banks - 0.39%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	646,187	624,918

Beverages - 0.77%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,393,693	1,256,505

Biotechnology - 1.60%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 1M US L + 2.00%, 11/15/2027	2,651,088	2,601,937

Broadline Retail - 0.86%
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	1,400,000	1,397,081

Building Products - 3.77%
Chariot Buyer LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 11/03/2028	1,027,222	989,215
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,080,827	957,343
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,588,198	1,416,617
Kodiak Building Partners Inc. TLB, First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	2,112,470	2,033,252
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	743,497	718,508
		6,114,935

Capital Markets - 1.22%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US L + 3.75%, 0.50% Floor, 07/27/2028	560,962	549,275

	Principal
	Amount	Value

Capital Markets (continued)
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 06/30/2028	$1,444,684	$1,425,339
		1,974,614

Chemicals - 1.79%
Eco Services Operations Corp., First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/09/2028	997,462	991,228
Geon Performance Solutions LLC, First Lien Term Loan, 3M US L + 4.50%, 0.75% Floor, 08/18/2028	345,358	340,898
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 0.50% Floor, 08/30/2028	662,438	656,973
Messer Industries Llc Tl, First Lien Term Loan, 3M US L + 2.50%, 03/02/2026	911,113	910,306
		2,899,405

Commercial Services & Supplies - 4.85%
Access CIG LLC, Second Lien Initial Term Loan, 3M US L + 7.75%, 02/27/2026	940,445	868,341
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	614,913	584,883
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,528,608	1,524,144
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	115,368	115,031
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 0.75% Floor, 03/30/2029	581,429	514,445
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,015,521	1,007,275
Output Services Group, Inc. TLA 1L, First Lien Term Loan, 3M US SOFR + 5.25, 1.50 PIK, 06/29/2026(b)	458,802	247,180
Revspring, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 10/11/2025	1,034,100	1,002,643
TRC Companies, First Lien Term Loan, 1M US L + 3.75%, 12/08/2028	539,386	523,655
TRC Companies, Second Lien Term Loan, 1M US L + 6.75%, 12/07/2029	633,538	584,439
United Site Cov-Lite, First Lien Term Loan, 1M US L + 4.25%, 12/15/2028	955,372	809,444
Wand NewCo 3, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 2.75%, 02/05/2026	90,207	88,723
		7,870,203

Communications Equipment - 0.48%
Commscope, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 04/06/2026	597,028	575,852
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	699,130	197,504
		773,356

Construction & Engineering - 1.70%
Aegion Corp., First Lien Initial Term Loan, 1M US L + 4.75%, 0.75% Floor, 05/17/2028	1,400,079	1,368,577
Brookfield WEC Holdings, Inc., First Lien Initial (2021) Term Loan, 1M US L + 2.75%, 0.50% Floor, 08/01/2025	1,222,172	1,217,723
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	185,488	173,374
		2,759,674

Construction Materials - 0.94%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.50%, 02/01/2027	199,485	196,835
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	1,338,040	1,326,439
		1,523,274

Containers & Packaging - 0.52%
Berry Global, Inc., First Lien Term Loan, 1M US L + 1.75%, 07/01/2026	261,149	260,578
LABL, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/29/2028	502,071	487,481
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	533,333	50,667
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US L + 4.00%, 0.50% Floor, 09/15/2028	38,038	36,867
		835,593

	Principal
	Amount	Value

Distributors - 0.79%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/17/2027	$1,361,932	$1,287,236

Diversified Consumer Services - 4.10%
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	293,954	291,198
Element Materials Technology Group Holdings TL, First Lien Term Loan, 3M US SOFR + 4.25%, 06/22/2029	636,900	630,929
Loyalty Ventures, Inc., First Lien Term Loan, 3M US L + 4.50%, 11/03/2027(c)	434,172	50,290
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	137,248	132,330
Prime Security Services Borrower LLC, First Lien 2021 Refinancing B-1 Term Loan, 3M US L + 2.75%, 0.75% Floor, 09/23/2026	1,393,653	1,391,117
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 03/02/2029(d)	451,136	429,707
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	1,373,158	1,354,964
TruGreen LP, First Lien Term Loan, 1M US L + 4.00%, 0.75% Floor, 11/02/2027	1,296,692	1,200,659
Weld North Education LLC, First Lien Term Loan, 1M US L + 3.75%, 0.50% Floor, 12/21/2027	1,166,153	1,163,482
		6,644,676

Diversified Telecommunication Services - 4.17%
Level 3 Financing, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 03/01/2027	2,764,531	2,341,778
Lumen Technologies, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 03/15/2027	1,345,718	894,061
Telenet Financing USD LLC, First Lien Term Loan, 1M US L + 2.00%, 04/30/2028	2,353,616	2,313,899
Telesat Canada, First Lien B-5 Term Loan, 3M US L + 2.75%, 12/07/2026	1,193,514	628,087
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	587,311	576,091
		6,753,916

Electric Utilities - 0.52%
Miron Technologies, Inc., TLB, First Lien Term Loan, 3M US L + 2.75%, 10/20/2028	845,741	841,114

Electrical Equipment - 1.46%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	1,000,000	998,230
Madison IAQ LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 06/21/2028	1,431,435	1,365,768
		2,363,998

Electronic Equipment, Instruments & Components - 1.70%
Ingram Micro, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 06/30/2028	895,443	890,827
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,200,535	1,162,268
LTI Holdings, Inc., First Lien Term Loan, 1M US L + 4.75%, 07/24/2026	365,148	355,409
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026	382,979	339,894
		2,748,398

Entertainment - 2.52%
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	797,587	583,734
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 3M US L + 4.00%, 0.75% Floor, 11/26/2026	1,172,419	1,132,117
CE Intermediate I LLC, First Lien Term Loan, 3M US L + 4.00%, 0.50% Floor, 11/10/2028(d)	764,225	737,477
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 4.50%, 1.00% Floor, 02/28/2025(c)	1,389,110	219,222
Crown Finance US, Inc., First Lien Second Amendment Dollar Tranche Term Loan, 3M US L + 4.75%, 09/30/2026(c)	219,619	34,650
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	1,400,000	1,386,000
		4,093,200

Financial Services - 3.78%
Lereta, LLC, First Lien Term Loan, 1M US L + 5.25%, 07/30/2028	431,300	398,279
Mitchell International, Inc., First Lien Term Loan, 1M US L + 3.75%, 10/15/2028	2,347,887	2,225,820
Mitchell International, Inc., Second Lien Term Loan, 1M US L + 6.50%, 10/15/2029	365,979	319,775
Polaris Newco LLC, First Lien Dollar Term Loan, 3M US L + 4.00%, 0.50% Floor, 06/02/2028	2,064,859	1,888,768

	Principal
	Amount	Value

Financial Services (continued)
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028(d)	$1,293,454	$1,295,070
		6,127,712

Food Products - 1.90%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 3M US L + 2.25%, 01/29/2027	2,598,016	2,567,282
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	523,581	520,743
		3,088,025

Ground Transportation - 1.67%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US L + 1.75%, 08/06/2027	1,343,059	1,322,913
Uber Technologies, Inc., TLB, First Lien Term Loan 03/03/2030	1,389,996	1,388,801
		2,711,714

Health Care Equipment & Supplies - 3.97%
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US L + 3.75%, 02/27/2026	1,745,463	1,585,753
Bausch + Lomb Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 05/10/2027	748,071	728,329
Carestream Health, Inc. TL 1L, First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	119,671	71,413
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	292,752	264,209
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,602,494	1,476,074
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	1,074,751	1,005,059
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,345,026	1,300,189
		6,431,026

Health Care Providers & Services - 11.32%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 6M US L + 4.00%, 07/01/2026	237,230	201,448
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2026	1,147,548	974,463
DaVita, Inc., First Lien B Term Loan, 1M US L + 1.75%, 08/12/2026	1,028,640	1,015,355
Electron Bidco, Inc., First Lien Term Loan, 1M US L + 3.00%, 11/01/2028	1,950,000	1,924,904
Envision Healthcare Corp., First Lien Term Loan:
3M US SOFR + 4.25%, 03/31/2027	1,179,244	300,707
3M US SOFR + 7.88%, 03/31/2027	182,312	154,357
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,684,737	459,091
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,787,683	1,264,786
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 10/02/2025	225,742	159,901
Heartland Dental Care, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/30/2025(d)	852,930	814,548
Heartland Dental LLC, First Lien 2021 Incremental Term Loan, 1M US L + 4.00%, 04/30/2025	1,055,395	995,591
LifePoint Health, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/16/2025	1,351,799	1,290,968
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US L + 3.50%, 0.75% Floor, 04/21/2027	898,516	860,329
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	9,734	9,485
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	817,295	595,603
National Mentor Holdings, Inc., TL, First Lien Term Loan, 1M US L + 3.75%, 03/02/2028	2,108,100	1,622,657
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US L + 3.75%, 03/02/2028	59,805	46,033
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,346,334	1,198,911
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	844,451	743,818
Pediatric Associates Holding Co. LLC, First Lien Term Loan:
3M US L + 1.88%, 12/29/2028(e)	106,666	104,566
3M US L + 3.25%, 0.50% Floor, 12/29/2028	827,720	811,422
PetVet Care Centers LLC, 1M US L + 6.25%, 02/13/2026	987,000	885,339

	Principal
	Amount	Value

Health Care Providers & Services (continued)
Radiology Partners, Inc., First Lien Term Loan, 3M US L + 4.25%, 07/09/2025	$877,722	$711,775
Radnet Management, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 04/23/2028	998,861	993,037
Team Health Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.75%, 1.00% Floor, 02/06/2024	252,498	217,148
		18,356,242

Health Care Technology - 2.42%
AthenaHealth Group, Inc. Delayed Draw, First Lien Term Loan, 3M US L + 3.50%, 02/15/2029(e)	43,570	40,901
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	1,630,944	1,531,049
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 0.75% Floor, 03/10/2028	713,729	688,685
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US L + 4.00%, 08/27/2025	1,660,558	1,661,081
		3,921,716

Hotels, Restaurants & Leisure - 8.16%
1011778 B.C. Unlimited Liability Company, First Lien B-4 Term Loan, 1M US L + 1.75%, 11/19/2026	1,396,401	1,385,348
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US L + 1.75%, 01/15/2027	750,000	742,504
Aramark Services, Inc., First Lien Term Loan, 1M US L + 2.50%, 04/06/2028	864,684	863,469
Bally's Corp., First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/02/2028	1,406,611	1,346,085
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,260,200	1,255,997
Carnival Corp., First Lien Term Loan, 1M US L + 3.25%, 0.75% Floor, 10/18/2028	1,853,599	1,815,368
Chariot Buyer LLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,156,495	1,159,207
Delta 2 (Lux) Sarl, TLB, First Lien Term Loan, 1M US SOFR + 3.25%, 01/15/2030	254,227	254,652
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	548,615	541,384
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	650,969	651,848
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,107,528
Whatabrands LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 0.50% Floor, 08/03/2028	2,121,772	2,102,623
		13,226,013

Independent Power and Renewable Electricity Producers - 0.93%
Calpine Corp., First Lien Term Loan, 1M US L + 2.00%, 04/05/2026	1,392,765	1,386,330
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	133,737	123,342
		1,509,672

Industrial Conglomerates - 3.10%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	739,374	712,109
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US L + 3.50%, 0.75% Floor, 05/19/2028	657,705	649,895
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	65,247	59,497
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	1,206,963	1,100,599
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	1,295,643	1,239,775
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US L + 5.00%, 05/28/2026	1,363,044	1,259,964
		5,021,839

Insurance - 2.35%
Acrisure LLC, First Lien 2021-1 Additional Term Loan, 1M US L + 3.75%, 02/15/2027	294,463	288,206
AmWINS Group, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.75% Floor, 02/19/2028	1,760,785	1,742,570
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	198,824	198,266
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	380,000	376,540
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 03/24/2030(d)	577,907	575,740
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	641,730	627,426
		3,808,748

	Principal
	Amount	Value

Interactive Media & Services - 1.65%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US L + 2.75%, 0.75% Floor, 06/26/2028	$498,734	$496,343
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	675,113	623,072
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	1,558,602	1,554,705
		2,674,120

IT Services - 4.02%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028(d)	1,288,496	1,275,612
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	1,525,691	1,418,465
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/10/2028	1,566,649	1,468,734
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US SOFR + 5.00%, 1.00% Floor, 11/10/2027	751,620	723,032
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,248,083	1,230,922
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030(d)	395,370	394,876
		6,511,641

Leisure Products - 0.42%
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	683,127	683,127

Life Sciences Tools & Services - 2.91%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US L + 2.00%, 0.50% Floor, 02/22/2028	1,397,462	1,389,252
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	1,272,554	1,090,820
Maravai Intermediate Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 0.50% Floor, 10/19/2027	898,741	895,932
Parexel International Corporation, First Lien Term Loan, 3M US L + 3.25%, 0.50% Floor, 11/15/2028	1,347,229	1,334,013
		4,710,017

Machinery - 1.16%
PRO MACH Group, Inc., First Lien Closing Date Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 08/31/2028	939,704	936,570
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	994,764	946,066
		1,882,636

Media - 8.48%
Champ Acquisition Corp., First Lien Initial Term Loan, 6M US L + 5.50%, 12/19/2025	1,099,558	1,099,146
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	880,496	873,756
Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,085,934	1,014,446
Cogeco Communications USA II LP, First Lien Term Loan, 1M US L + 2.00%, 01/03/2025	1,382,996	1,383,245
Radiate Holdco, LLC,, First Lien Term Loan, 1M US L + 3.25%, 09/25/2026	1,193,955	981,866
Univision Communications, Inc., First Lien Term Loan:
1M US L + 3.25%, 0.75% Floor, 03/15/2026	1,585,175	1,579,777
3M US SOFR + 4.25%, 06/24/2029	190,831	189,829
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US L + 2.25%, 04/30/2028	2,190,005	2,143,467
UPC Financing Partnership, First Lien Term Loan, 1M US L + 2.93%, 01/31/2029	450,000	442,033
Virgin Media Bristol LLC, First Lien Term Loan:
1M US L + 2.50%, 01/31/2028	1,743,300	1,718,893
1M US L + 3.25%, 01/31/2029	550,000	545,397
Ziggo Financing Partnership, First Lien I Facility Term Loan, 1M US L + 2.50%, 04/30/2028	1,795,328	1,776,630
		13,748,485

	Principal
	Amount	Value

Mortgage Real Estate Investment Trusts (REITs) - 0.34%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US L + 2.25%, 04/23/2026	$298,454	$275,323
1M US L + 2.75%, 0.50% Floor, 04/23/2026	298,477	280,569
		555,892

Oil, Gas & Consumable Fuels - 1.90%
Buckeye Partners LP, First Lien Term Loan, 1M US L + 2.25%, 11/01/2026	766,081	765,231
Freeport LNG, First Lien Term Loan, 3M US L + 3.50%, 12/21/2028	2,004,246	1,946,263
WHITEWATER WHISTLER HOLDINGS, LLC TLB 1L, First Lien Term Loan, 3M US SOFR + 3.25%, 02/15/2030	362,390	361,484
		3,072,978

Passenger Airlines - 3.17%
Air Canada, First Lien B Term Loan, 3M US L + 3.50%, 0.75% Floor, 08/11/2028	897,744	897,466
American Airlines, Inc., First Lien 2020 Term Loan, 6M US L + 3.00%, 01/29/2027	1,580,178	1,546,031
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	540,414	529,268
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	1,044,321	1,036,707
United AirLines, Inc., First Lien Class B Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/21/2028	1,139,700	1,134,144
		5,143,616

Pharmaceuticals - 1.86%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	2,132,535	2,089,703
Padagis LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.50% Floor, 07/06/2028	1,005,096	922,176
		3,011,879

Professional Services - 7.05%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US L + 2.75%, 0.50% Floor, 02/04/2028	795,939	794,260
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US L + 6.50%, 08/02/2029	1,747,855	1,581,808
CoreLogic, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 0.50% Floor, 06/02/2028	1,749,313	1,497,543
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US L + 6.50%, 0.50% Floor, 06/04/2029	553,488	413,389
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US L + 6.75%, 0.75% Floor, 04/07/2028	296,000	273,923
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,074,365	1,074,140
Galaxy US Opco Inc. TL, First Lien Term Loan, 1M US SOFR + 4.75%, 04/29/2029	630,459	560,320
Inmar, Inc., Second Lien Initial Term Loan, 1M US L + 8.00%, 1.00% Floor, 05/01/2025	802,345	768,245
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	1,073,751	1,046,526
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 05/26/2026	1,227,350	1,212,008
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 7.50%, 10/26/2026	133,136	130,141
Trans Union LLC, First Lien Term Loan, 1M US L + 1.75%, 11/16/2026	1,690,038	1,680,988
TransUnion 11/21 B6 TLB, First Lien Term Loan, 1M US L + 2.25%, 12/01/2028	356,589	354,509
VT Topco, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 08/01/2025	48,679	48,095
		11,435,895

Semiconductors & Semiconductor Equipment - 0.70%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	1,151,240	1,142,606

Software - 11.29%
Apttus Corp., First Lien Initial Term Loan, 3M US L + 4.25%, 0.75% Floor, 05/08/2028	562,171	547,181
CDK Global, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 07/06/2029	1,546,538	1,544,164
Connectwise, LLC, First Lien Term Loan, 1M US L + 3.50%, 0.50% Floor, 09/29/2028	444,162	430,282
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 0.50% Floor, 10/16/2028	1,680,513	1,556,576
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	727,750	677,808
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 02/18/2027	1,346,617	1,296,118

	Principal
	Amount	Value

Software (continued)
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	$476,097	$470,034
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	1,845,183	1,650,977
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	1,394,543	1,338,761
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,285,721	1,132,078
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	243,164	196,355
Ivanti Software, Inc., Second Lien Term Loan, 3M US L + 7.25%, 12/01/2028	476,866	289,934
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US L + 3.75%, 0.75% Floor, 03/11/2028	705,364	703,160
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 07/27/2028	1,567,877	1,298,539
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	389,123	367,722
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	248,707	232,091
Proofpoint, Inc., TL, First Lien Term Loan, 1M US L + 3.25%, 08/31/2028	548,611	537,485
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	1,231,859	1,011,836
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 05/12/2028	748,599	701,280
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	199,460	198,179
1M US L + 2.25%, 0.50% Floor, 03/22/2029	300,540	298,611
Vision Solutions, Inc., First Lien Term Loan, 3M US L + 4.00%, 0.75% Floor, 04/24/2028	2,050,363	1,829,949
		18,309,120

Specialty Retail - 0.80%
EG Group, Ltd., First Lien Additional Facility Term Loan:
1M US L + 4.00%, 02/07/2025	1,002,401	961,914
1M US L + 4.25%, 0.50% Floor, 03/31/2026	213,517	204,923
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	132,292	126,948
		1,293,785

Technology Hardware, Storage & Peripherals - 0.71%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	1,336,151	1,144,079

Textiles, Apparel & Luxury Goods - 0.52%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 0.50% Floor, 03/11/2028	895,473	846,781

Trading Companies & Distributors - 1.31%
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.50% Floor, 01/31/2028	652,961	636,167
Park River Holdings, Inc., First Lien Initial Term Loan, 6M US L + 3.25%, 0.75% Floor, 12/28/2027	1,606,806	1,483,789
		2,119,956

Wireless Telecommunication Services - 0.90%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	1,472,184	1,455,622

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $222,567,216)		210,737,896

COLLATERALIZED LOAN OBLIGATION SECURITIES - 8.50%(a)
Financial Services - 8.50%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(d)(f)	500,000	439,777
AMMC CLO 24, Ltd., 3M US L + 3.40%, 01/20/2035(d)(f)	900,000	822,880
Apidos CLO XXXV, 3M US L + 2.65%, 04/20/2034(d)(f)	700,000	636,034
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(d)(f)	500,000	453,312
Galaxy 30 Clo, Ltd., 3M US SOFR + 6.95%, 04/15/2035(d)(f)	1,000,000	915,073
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(d)(f)	625,000	537,423
HPS Loan Management CLO 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(d)(f)	833,000	674,204

	Principal
	Amount	Value

Financial Services (continued)
Jamestown CLO XIV, Ltd., 3M US L + 7.20%, 10/20/2034(d)(f)	$1,000,000	$894,833
OCP CLO 2020-18, Ltd., 3M US L + 6.43%, 07/20/2032(d)(f)	1,000,000	901,261
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(d)(f)	500,000	435,881
Parallel 2021-2, Ltd., 3M US L + 7.20%, 10/20/2034(d)(f)	500,000	437,406
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(d)(f)	1,000,000	908,060
PPM CLO 3, Ltd., 3M US L + 6.61%, 04/17/2034(d)(f)	500,000	405,608
Rad CLO 2, Ltd., 3M US L + 6.00%, 10/15/2031(d)(f)	750,000	658,972
Rad CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(d)(f)	250,000	220,247
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(d)(f)	250,000	228,315
Romark CLO IV, Ltd., 3M US L + 6.95%, 07/10/2034(d)(f)	1,000,000	869,756
Signal Peak CLO 10, Ltd., 3M US L + 3.20%, 01/24/2035(d)(f)	1,250,000	1,148,350
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(d)(f)	2,500,000	1,977,530
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(d)(f)	250,000	218,354
		13,783,276

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $15,342,410)		13,783,276

CORPORATE BONDS - 24.79%
Aerospace & Defense - 1.51%
Bombardier, Inc., 7.500%, 02/01/2029(f)	782,000	799,595
Rolls-Royce PLC, 3.630%, 10/14/2025(f)	200,000	190,500
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	390,000	330,981
TransDigm, Inc.:
4.625%, 01/15/2029	480,000	427,219
4.880%, 05/01/2029	400,000	354,475
Triumph Group, Inc., 7.750%, 08/15/2025	375,000	344,569
		2,447,339

Automobile Components - 0.14%
Patrick Industries, Inc., 4.750%, 05/01/2029(f)	255,000	221,540

Banks - 0.37%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(f)	434,000	411,618
LD Holdings Group LLC, 6.500%, 11/01/2025(f)	295,000	186,222
		597,840

Beverages - 0.14%
Primo Water Holdings, Inc., 4.375%, 04/30/2029(f)	260,000	227,184

Broadline Retail - 0.34%
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	80,000	58,295
Rakuten Group, Inc., 10.250%, 11/30/2024(f)	520,000	494,650
		552,945

Building Products - 0.46%
Builders FirstSource, Inc.:
4.250%, 02/01/2032(f)	210,000	183,181
6.375%, 06/15/2032(f)	170,000	170,769
Griffon Corp., 5.750%, 03/01/2028	290,000	269,272
JELD-WEN, Inc., 4.880%, 12/15/2027(f)	40,000	34,078
PGT Innovations, Inc., 4.375%, 10/01/2029(f)	100,000	90,500
		747,800

Chemicals - 1.11%
Ashland LLC, 3.375%, 09/01/2031(f)	355,000	290,742
Chemours Co., 4.630%, 11/15/2029(f)	270,000	222,995
Ingevity Corp., 3.875%, 11/01/2028(f)	220,000	188,765
Methanex Corp., 5.250%, 12/15/2029	331,000	309,832

	Principal
	Amount	Value

Chemicals (continued)
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	$179,000	$164,049
Rayonier AM Products, Inc., 7.625%, 01/15/2026(f)	370,000	348,392
Valvoline, Inc., 3.630%, 06/15/2031(f)	320,000	272,093
		1,796,868

Commercial Services & Supplies - 0.25%
GFL Environmental, Inc., 4.250%, 06/01/2025(f)	250,000	244,181
Stericycle, Inc., 3.880%, 01/15/2029(f)	180,000	157,359
		401,540

Communications Equipment - 0.16%
Viasat, Inc., 6.500%, 07/15/2028(f)	350,000	259,000

Construction & Engineering - 0.18%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026(f)	132,000	123,912
Tutor Perini Corp., 6.875%, 05/01/2025(f)	230,000	162,434
		286,346

Consumer Finance - 1.42%
Enova International, Inc., 8.500%, 09/15/2025(f)	120,000	113,887
FirstCash, Inc., 4.630%, 09/01/2028(f)	470,000	417,448
Goeasy, Ltd., 5.375%, 12/01/2024(f)	380,000	358,834
Navient Corp.:
5.000%, 03/15/2027	410,000	361,657
4.880%, 03/15/2028	240,000	202,139
5.625%, 08/01/2033	219,000	162,744
OneMain Finance Corp.:
3.500%, 01/15/2027	80,000	67,232
3.880%, 09/15/2028	220,000	174,653
PRA Group, Inc., 5.000%, 10/01/2029(f)	480,000	402,197
World Acceptance Corp., 7.000%, 11/01/2026(f)	50,000	37,312
		2,298,103

Consumer Staples Distribution & Retail - 0.12%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 6.500%, 02/15/2028(f)	200,000	200,711

Containers & Packaging - 0.35%
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(f)	70,000	66,557
OI European Group BV, 4.750%, 02/15/2030(f)	378,000	346,354
TriMas Corp., 4.125%, 04/15/2029(f)	170,000	149,804
		562,715

Diversified Consumer Services - 0.13%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(f)	130,000	123,486
Service Corp. International, 4.000%, 05/15/2031	100,000	87,910
		211,396

Diversified REITs - 0.44%
Service Properties Trust:
4.750%, 10/01/2026	525,000	438,891
4.950%, 02/15/2027	325,000	275,457
		714,348

Diversified Telecommunication Services - 0.80%
Cogent Communications Group, Inc.:
3.500%, 05/01/2026(f)	400,000	373,360
7.000%, 06/15/2027(f)	50,000	49,620

	Principal
	Amount	Value

Diversified Telecommunication Services (continued)
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(f)	$425,000	$337,225
5.875%, 11/01/2029	65,000	49,631
Hughes Satellite Systems Corp., 6.625%, 08/01/2026	520,000	492,855
		1,302,691

Electric Utilities - 0.06%
PG&E Corp., 5.250%, 07/01/2030	100,000	92,957

Energy Equipment & Services - 0.85%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(f)	550,000	528,528
Oceaneering International, Inc., 6.000%, 02/01/2028	310,000	291,652
Transocean, Inc.:
8.000%, 02/01/2027(f)	435,000	391,519
7.500%, 04/15/2031	220,000	167,427
		1,379,126

Entertainment - 0.17%
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	415,000	273,311

Equity Real Estate Investment Trusts (REITs) - 0.30%
Diversified Healthcare Trust, 4.750%, 02/15/2028	80,000	54,124
Iron Mountain, Inc., 5.625%, 07/15/2032(f)	410,000	374,945
Service Properties Trust, 3.950%, 01/15/2028	74,000	57,847
		486,916

Financial Services - 0.63%
MGIC Investment Corp., 5.250%, 08/15/2028	260,000	247,402
Nationstar Mortgage Holdings, Inc., 6.000%, 01/15/2027(f)	550,000	499,647
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(f)	80,000	63,781
5.750%, 09/15/2031(f)	220,000	174,458
PHH Mortgage Corp., 7.875%, 03/15/2026(f)	40,000	34,837
		1,020,125

Food Products - 0.52%
B&G Foods, Inc., 5.250%, 04/01/2025	420,000	391,574
Post Holdings, Inc.:
5.625%, 01/15/2028(f)	135,000	132,426
5.500%, 12/15/2029(f)	80,000	75,477
4.500%, 09/15/2031(f)	270,000	237,870
		837,347

Gas Utilities - 0.34%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 08/20/2026	570,000	545,989

Health Care Providers & Services - 0.54%
Acadia Healthcare Co., Inc., 5.000%, 04/15/2029(f)	230,000	216,407
CHS/Community Health Systems, Inc.:
8.000%, 12/15/2027(f)	150,000	145,470
6.875%, 04/15/2029(f)	340,000	210,902
4.750%, 02/15/2031(f)	70,000	51,751
Encompass Health Corp.:
4.500%, 02/01/2028	78,000	72,785
4.750%, 02/01/2030	200,000	182,060
		879,375

	Principal
	Amount	Value

Hotels, Restaurants & Leisure - 2.48%
1011778 BC ULC / New Red Finance, Inc.:
3.500%, 02/15/2029(f)	$180,000	$161,332
4.000%, 10/15/2030(f)	280,000	240,352
Carnival Corp.:
7.625%, 03/01/2026(f)	810,000	739,919
5.750%, 03/01/2027(f)	50,000	41,071
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	50,000	40,309
CDI Escrow Issuer, Inc., 5.750%, 04/01/2030(f)	300,000	290,024
Churchill Downs, Inc., 4.750%, 01/15/2028(f)	160,000	149,984
Las Vegas Sands Corp., 3.900%, 08/08/2029	100,000	90,363
Life Time, Inc., 8.000%, 04/15/2026(f)	630,000	601,530
Marriott Ownership Resorts, Inc., 4.750%, 01/15/2028	150,000	134,234
NCL Corp., Ltd., 5.875%, 03/15/2026(f)	262,000	223,263
Royal Caribbean Cruises, Ltd.:
4.250%, 07/01/2026(f)	125,000	112,327
5.500%, 08/31/2026(f)	110,000	103,038
11.625%, 08/15/2027(f)	70,000	75,250
7.500%, 10/15/2027	140,000	131,066
3.700%, 03/15/2028	350,000	286,695
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.130%, 10/01/2029(f)	665,000	604,814
		4,025,571

Household Durables - 1.29%
Beazer Homes USA, Inc.:
5.875%, 10/15/2027	120,000	109,476
7.250%, 10/15/2029	220,000	204,908
Century Communities, Inc., 3.880%, 08/15/2029(f)	130,000	111,645
Installed Building Products, Inc., 5.750%, 02/01/2028(f)	100,000	92,212
LGI Homes, Inc., 4.000%, 07/15/2029(f)	120,000	97,619
M/I Homes, Inc.:
4.950%, 02/01/2028	200,000	185,261
3.950%, 02/15/2030	145,000	123,127
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(f)	100,000	98,465
5.130%, 08/01/2030(f)	130,000	120,122
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(f)	420,000	370,079
3.880%, 10/15/2031(f)	175,000	146,305
TopBuild Corp., 3.630%, 03/15/2029(f)	101,000	86,531
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	360,000	346,891
		2,092,641

Household Products - 0.39%
Central Garden & Pet Co.:
4.120%, 10/15/2030	90,000	79,605
4.125%, 04/30/2031(f)	180,000	155,605
Energizer Holdings, Inc.:
6.500%, 12/31/2027(f)	140,000	136,097
4.750%, 06/15/2028(f)	290,000	261,362
		632,669

Independent Power and Renewable Electricity Producers - 0.07%
DPL, Inc., 4.350%, 04/15/2029	121,000	107,550

Industrial Conglomerates - 0.48%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
5.250%, 05/15/2027	140,000	131,533
4.380%, 02/01/2029	750,000	646,027
		777,560

	Principal
	Amount	Value

Interactive Media & Services - 0.44%
Cinemark USA, Inc.:
5.875%, 03/15/2026(f)	$500,000	$472,165
5.250%, 07/15/2028(f)	160,000	138,584
ZipRecruiter, Inc., 5.000%, 01/15/2030(f)	110,000	94,187
		704,936

IT Services - 0.10%
Science Applications International Corp., 4.880%, 04/01/2028(f)	180,000	167,836

Leisure Products - 0.07%
Vista Outdoor, Inc., 4.500%, 03/15/2029	142,000	114,789

Machinery - 0.47%
Allison Transmission, Inc.:
5.875%, 06/01/2029(f)	350,000	341,180
3.750%, 01/30/2031(f)	130,000	111,054
Manitowoc Co., Inc., 9.000%, 04/01/2026(f)	155,000	155,398
Wabash National Corp., 4.500%, 10/15/2028(f)	180,000	156,279
		763,911

Media - 0.34%
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.000%, 02/01/2028(f)	200,000	184,743
5.375%, 06/01/2029(f)	80,000	73,546
4.750%, 03/01/2030(f)	60,000	52,050
Nexstar Media, Inc., 5.625%, 07/15/2027(f)	100,000	92,514
Townsquare Media, Inc., 6.875%, 02/01/2026(f)	88,000	83,328
Urban One, Inc., 7.375%, 02/01/2028(f)	80,000	72,752
		558,933

Metals & Mining - 1.13%
Coeur Mining, Inc., 5.130%, 02/15/2029	80,000	67,903
Eldorado Gold Corp., 6.250%, 09/01/2029(f)	195,000	181,490
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(f)	126,000	120,933
4.375%, 04/01/2031(f)	140,000	122,992
6.125%, 04/15/2032(f)	146,000	140,729
IAMGOLD Corp., 5.750%, 10/15/2028(f)	200,000	154,743
Mineral Resources, Ltd., 8.500%, 05/01/2030(f)	700,000	719,110
SunCoke Energy, Inc., 4.880%, 06/30/2029(f)	220,000	191,802
Taseko Mines, Ltd., 7.000%, 02/15/2026(f)	140,000	127,177
		1,826,879

Mortgage Real Estate Investment Trusts (REITs) - 0.54%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(f)	26,000	18,316
Rithm Capital Corp., 6.250%, 10/15/2025(f)	250,000	223,353
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(f)	100,000	83,189
4.380%, 01/15/2027(f)	670,000	554,495
		879,353

Oil, Gas & Consumable Fuels - 2.65%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.875%, 05/15/2026(f)	150,000	152,884
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(f)	150,000	140,864
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 01/15/2027(f)	195,000	185,823
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	350,000	342,230
CVR Energy, Inc., 5.750%, 02/15/2028(f)	380,000	349,133
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(f)	170,000	155,812
Enerflex, Ltd., 9.000%, 10/15/2027(f)	225,000	219,030

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	$205,000	$196,961
Hess Midstream Operations LP:
5.130%, 06/15/2028(f)	410,000	389,649
4.250%, 02/15/2030(f)	130,000	116,258
Holly Energy Partners LP / Holly Energy Finance Corp., 5.000%, 02/01/2028(f)	260,000	243,065
Northern Oil and Gas, Inc., 8.125%, 03/01/2028(f)	125,000	124,106
NuStar Logistics LP:
5.625%, 04/28/2027	250,000	237,038
6.375%, 10/01/2030	110,000	105,667
Occidental Petroleum Corp., 8.875%, 07/15/2030	60,000	69,844
Parkland Corp.:
5.875%, 07/15/2027(f)	420,000	407,973
4.500%, 10/01/2029(f)	110,000	97,875
4.630%, 05/01/2030(f)	60,000	53,429
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 02/15/2028	165,000	158,804
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	590,000	542,307
		4,288,752

Paper & Forest Products - 0.08%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(f)	150,000	129,170

Passenger Airlines - 0.07%
American Airlines Group, Inc., 3.750%, 03/01/2025(f)	130,000	119,415

Personal Care Products - 0.09%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(f)	160,000	151,058

Professional Services - 0.09%
TriNet Group, Inc., 3.500%, 03/01/2029(f)	170,000	145,571

Real Estate Management & Development - 0.50%
Forestar Group, Inc., 3.850%, 05/15/2026(f)	230,000	207,209
Howard Hughes Corp.:
4.125%, 02/01/2029(f)	440,000	373,303
4.380%, 02/01/2031(f)	133,000	107,235
Kennedy-Wilson, Inc.:
4.750%, 03/01/2029	110,000	87,580
5.000%, 03/01/2031	40,000	29,388
		804,715

Software - 0.66%
Fair Isaac Corp., 4.000%, 06/15/2028(f)	250,000	232,104
MicroStrategy, Inc., 6.125%, 06/15/2028(f)	220,000	195,535
Open Text Corp.:
3.880%, 02/15/2028(f)	640,000	572,000
3.880%, 12/01/2029(f)	90,000	75,860
		1,075,499

Specialty Retail - 0.64%
Asbury Automotive Group, Inc.:
4.750%, 03/01/2030	150,000	134,428
5.000%, 02/15/2032(f)	295,000	258,833
Bath & Body Works, Inc.:
6.875%, 11/01/2035	40,000	36,096
6.750%, 07/01/2036	100,000	89,479
Foot Locker, Inc., 4.000%, 10/01/2029(f)	100,000	83,539
Group 1 Automotive, Inc., 4.000%, 08/15/2028(f)	320,000	282,144
Sonic Automotive, Inc., 4.880%, 11/15/2031(f)	190,000	153,398
		1,037,917

	Principal
	Amount	Value

Technology Hardware, Storage & Peripherals - 0.45%
Pitney Bowes, Inc., 6.875%, 03/15/2027(f)	$60,000	$47,573
Seagate HDD Cayman:
4.120%, 01/15/2031	100,000	83,838
9.625%, 12/01/2032(f)	80,000	89,736
Xerox Holdings Corp., 5.500%, 08/15/2028(f)	595,000	515,586
		736,733

Textiles, Apparel & Luxury Goods - 0.15%
Crocs, Inc., 4.250%, 03/15/2029(f)	265,000	232,742
Wolverine World Wide, Inc., 4.000%, 08/15/2029	22,000	17,902
		250,644

Thrifts & Mortgage Finance - 0.28%
PennyMac Financial Services, Inc., 5.375%, 10/15/2025(f)	482,000	450,694

TOTAL CORPORATE BONDS
(Cost $40,546,912)		40,186,308

	Shares	Value
COMMON STOCK - 0.35%
Health Care Equipment & Supplies - 0.35%
Carestream Health Holdings Inc(d)(g)	76,071	570,533

TOTAL COMMON STOCK
(Cost $1,440,785)		570,533

SHORT TERM INVESTMENTS - 8.64%
Fidelity Treasury Portfolio
(4.70% 7-Day Yield)	14,000,369	14,000,369

TOTAL SHORT TERM INVESTMENTS
(Cost $14,000,369)		14,000,369

Total Investments- 172.26%
(Cost $293,897,692)		279,278,382

Liabilities in Excess of Other Assets - (8.78)%		(14,227,877)

Mandatory Redeemable Preferred Shares - (12.41)%
(liquidation preference plus distributions payable on term preferred shares)		(20,125,120)

Leverage Facility - (51.07)%		(82,800,000)

Net Assets - 100.00%		$162,125,385

Amounts above are shown as a percentage of net assets as of March 31, 2023.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate PIK - Payment in-kind
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2023 was 4.85%
3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%
6M US L - 6 Month LIBOR as of March 31, 2023 was 5.31%
1M US SOFR - 1 Month US SOFR as of March 31, 2023 was 4.63%
3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.51%
6M US SOFR - 6 Month US SOFR as of March 31, 2023 was 4.09%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(c)	Security is in default as of period end and is therefore non-income producing.
(d)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	A portion of this position was not funded as of March 31, 2023. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2023, the Fund has unfunded delayed draw loans in the amount of $176,789. Fair value of these unfunded delayed draws was $166,805.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $42,526,656, which represented approximately 26.23% of net assets as of March 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (“BGX”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. On July 30, 2021, the SEC declared effective an updated shelf registration statement and BGX filed an updated prospectus supplement with respect to the ATM offering on August 19, 2021. As of March 31, 2023, BGX has not yet sold any shares pursuant to this shelf registration.

The Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund as of April 1, 2014 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non‐diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

On December 3, 2020, the SEC adopted a new rule under the 1940 Act regarding fair value determinations that permits a fund’s board to delegate such determinations to the fund’s adviser, subject to certain conditions (“Rule 2a-5”). Rule 2a-5 became effective as of March 8, 2021, and the mandatory compliance date was September 8, 2022. In accordance with Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (collectively, the “Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2023:

Blackstone Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Diversified Consumer Services	$–	$6,214,969	$429,707	$6,644,676
Entertainment	–	3,355,723	737,477	4,093,200
Financial Services	–	4,832,642	1,295,070	6,127,712
Health Care Providers & Services	–	17,541,694	814,548	18,356,242
Insurance	–	3,233,008	575,740	3,808,748
IT Services	–	4,841,153	1,670,488	6,511,641
Other	–	165,195,677	–	165,195,677
Collateralized Loan Obligation Securities
Financial Services	–	–	13,783,276	13,783,276
Corporate Bonds	–	40,186,308	–	40,186,308
Common Stock
Health Care Equipment & Supplies	–	–	570,533	570,533
Short Term Investments	14,000,369	–	–	14,000,369
Total	$14,000,369	$245,401,174	$19,876,839	$279,278,382

Other Financial Instruments
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	–	(5,468)	–	(5,468)
Total	–	(5,468)	–	(5,468)

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Total
Balance as of December 31, 2022	$6,740,735	$15,402,183	$-	$22,142,918
Accrued Discount/Premium	4,981	5,166	-	10,147
Return of Capital	-	-	-	-
Realized Gain/(Loss)	92	(43,380)	-	(43,288)
Change in Unrealized Appreciation/(Depreciation)	79,811	118,270	-	198,081
Purchases(1)	1,746,387	-	-	1,746,387
Sales Proceeds(2)	(6,299)	(1,698,963)	-	(1,705,262)
Transfers into Level 3	1,295,070	-	570,533	1,865,603
Transfer Out of Level 3	(4,337,747)	-	-	(4,337,747)
Balance as of March 31, 2023	$5,523,030	$13,783,276	$570,533	$19,876,839
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2023	$53,818	$(24,051)	$(570,532)	$(540,765)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2023:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$5,523,030	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	13,783,276	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	570,533	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2023, 79.55% of BGX’s Managed Assets were held in Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangements and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2023, BGX had invested $10,253,028 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
VT Topco, Inc., First Lien 2021, Delayed Draw Term Loan	$1,158	$1,144	$(14)
AthenaHealth Group, Inc., Delayed Draw, First Lien Term Loan	156,677	147,080	(5,494)
Pediatric Associates Holding Co. LLC, First Lien Term Loan	18,954	18,581	40
	$176,789	$166,805	$(5,468)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended March 31, 2023, BGX recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $14,250.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, January 8, 2018 and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, July 26, 2021, November 29, 2021, and July 21, 2022, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on the Fund's Leverage Facility is charged at a rate of 0.85% above adjusted term SOFR with respect to BGX Tranche A Loans, 1.15% above adjusted term SOFR for one (1) month interest period BGX Tranche B Loans and 1.00% above adjusted term SOFR for three (3) month interest period BGX Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGX Tranche A Loans and BGX Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2023, BGX had borrowings outstanding under its Leverage Facility of $82,800,000, at an interest rate of 5.72%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2023, the average borrowings under BGX's Leverage Facility and the weighted average interest rate were $80,466,667 and 5.56%, respectively. During the period ended March 31, 2023, the Fund incurred $26,505 for commitment fees on undrawn amounts.

On July 27, 2016, BGX issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with preference total liquidation value of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGX makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at March 31, 2023. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2023, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2023, BGX’s leverage represented 31.25% of the Fund’s Managed Assets. The leverage amount in BGX includes 7.55% of Managed Assets attributable to the MRPS.